EXHIBIT (24.1)
                        IMAGING DIAGNOSTIC SYSTEMS, INC.

              Consent of Independent Certified Public Accountants.

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 24, 1996, which appears on page F-1 of our financial statements included in the Imaging Diagnostic Systems, Inc. Form 10-KSB, dated August 20, 1996.

                                       /s/ Margolies, Fink and Wichrowski
                                       ----------------------------------
                                       MARGOLIES, FINK AND WICHROWSKI

Pompano Beach, Florida
August 20, 1997

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                                 EXHIBIT (24.1)
                        IMAGING DIAGNOSTIC SYSTEMS, INC.



              Consent of Independent Certified Public Accountants.

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1997, which appears on page F-1 of our financial statements included in the Imaging Diagnostic Systems, Inc. Form S-1/A dated July 3, 1997

                                       /s/ Margolies, Fink and Wichrowski
                                           ------------------------------
                                           MARGOLIES, FINK AND WICHROWSKI

Pompano Beach, Florida
August 20, 1997